Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

December 31, 2021

Shares		Value
Common Stocks– 89.3%
Banks – 8.2%
Bank Central Asia Tbk PT	1,869,300	$957,606
HDFC Bank Ltd	78,445	1,561,312
Oversea-Chinese Banking Corp Ltd	85,300	721,755
		3,240,673
Capital Markets – 2.6%
Macquarie Group Ltd	6,770	1,011,492
Diversified Financial Services – 2.9%
Bajaj Holdings & Investment Ltd	15,774	1,152,775
Electrical Equipment – 1.0%
Contemporary Amperex Technology Co Ltd - Class A	4,374	404,573
Electronic Equipment, Instruments & Components – 3.1%
Delta Electronics Inc	54,000	536,935
Sinbon Electronics Co Ltd	65,000	667,462
		1,204,397
Entertainment – 2.1%
Sea Ltd (ADR)*	3,633	812,738
Food Products – 2.3%
Uni-President Enterprises Corp	366,000	907,821
Health Care Equipment & Supplies – 1.1%
Shenzhen Mindray Bio-Medical Electronics Co Ltd - Class A	7,055	422,605
Hotels, Restaurants & Leisure – 1.9%
Yum China Holdings Inc	15,660	768,409
Household Durables – 3.5%
Midea Group Co Ltd	53,226	617,988
Techtronic Industries Co Ltd	37,500	746,412
		1,364,400
Industrial Conglomerates – 2.9%
Ayala Corp	44,710	728,867
LG Corp*	5,853	398,374
		1,127,241
Information Technology Services – 4.7%
Infosys Ltd	26,173	664,717
Tata Consultancy Services Ltd	23,937	1,203,895
		1,868,612
Insurance – 5.7%
AIA Group Ltd	151,000	1,522,142
Ping An Insurance Group Co of China Ltd	98,000	705,719
		2,227,861
Interactive Media & Services – 6.2%
NAVER Corp*	1,821	579,883
Tencent Holdings Ltd	31,500	1,845,408
		2,425,291
Internet & Direct Marketing Retail – 3.7%
Alibaba Group Holding Ltd*	49,500	754,819
Meituan Dianping (144A)*	24,000	693,779
		1,448,598
Life Sciences Tools & Services – 1.4%
Wuxi Biologics Cayman Inc (144A)*	48,000	569,736
Machinery – 2.5%
Sany Heavy Industry Co Ltd	154,101	552,690
Shenzhen Inovance Technology Co Ltd - Class A	40,383	435,776
		988,466
Oil, Gas & Consumable Fuels – 2.6%
Reliance Industries Ltd	31,808	1,013,408
Personal Products – 1.8%
LG Household & Health Care Ltd*	754	695,893
Real Estate Management & Development – 2.4%
Swire Pacific Ltd	85,500	486,313
Swire Pacific Ltd - Class B	487,500	477,665
		963,978
Semiconductor & Semiconductor Equipment – 15.3%
MediaTek Inc	27,000	1,161,731
SK Hynix Inc	11,536	1,271,425
Taiwan Semiconductor Manufacturing Co Ltd	161,000	3,580,106
		6,013,262
Software – 2.3%
Beijing Kingsoft Office Software Inc - Class A	10,118	421,776

Shares		Value
Common Stocks– (continued)
Software– (continued)
Venustech Group Inc - Class A	112,000	$502,644
		924,420
Specialty Retail – 1.2%
China Tourism Group Duty Free Corp Ltd	14,130	487,685
Technology Hardware, Storage & Peripherals – 2.6%
Advantech Co Ltd	70,068	1,004,518
Textiles, Apparel & Luxury Goods – 1.4%
Shenzhou International Group Holdings Ltd	28,000	538,289
Thrifts & Mortgage Finance – 3.9%
Housing Development Finance Corp Ltd	44,115	1,535,073
Total Common Stocks (cost $29,094,383)		35,122,214
Preferred Stocks– 9.6%
Technology Hardware, Storage & Peripherals – 9.6%
Samsung Electronics Co Ltd((cost $2,572,435)	62,881	3,766,723
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº,£((cost $652,785)	652,720	652,785
Total Investments (total cost $32,319,603) – 100.6%		39,541,722
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(218,493)
Net Assets – 100%		$39,323,229

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$9,721,896	24.6%
Taiwan	8,671,311	21.9
India	7,131,180	18.0
South Korea	6,712,298	17.0
Hong Kong	3,232,532	8.2
Australia	1,011,492	2.6
Indonesia	957,606	2.4
Philippines	728,867	1.8
Singapore	721,755	1.8
United States	652,785	1.7

Total	$39,541,722	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	$190	$-	$-	$652,785

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 12/31/21
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 0.0570%ºº	495,460	6,474,983	(6,317,658)	652,785

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2021 is $1,263,515, which represents 3.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$35,122,214	$-	$-
Preferred Stocks	3,766,723	-	-
Investment Companies	-	652,785	-
Total Assets	$38,888,937	$652,785	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70210 03-22